UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020 (April 23, 2020)
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HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DE	001-32225		20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.

The disclosure set forth in Item 7.01 below and in the press release attached hereto as Exhibit 99.1 regarding certain financial information of Holly Energy Partners, L.P. (the “Partnership”) as of March 31, 2020 is hereby incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On April 23, 2020, the Partnership issued a press release announcing the declaration of its quarterly distribution of $0.35 per unit for the first quarter of 2020 and updating previously issued 2020 distribution strategy and distribution guidance. The press release also provides certain preliminary information regarding the Partnership’s liquidity position as of March 31, 2020, which includes approximately $400 million in cash and availability under its senior secured revolving credit facility. The estimated preliminary information presented herein and in the press release attached hereto as Exhibit 99.1 is preliminary, unaudited and subject to the completion of the Partnership’s financial closing procedures for the three months ended March 31, 2020.

A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information contained in, or incorporated into, these Items 2.02 and 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of the Partnership issued April 23, 2020.*

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

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* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P., its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C., its General Partner

By:	/s/ John Harrison
Name:	John Harrison
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date:    April 23, 2020